UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

LOWE’S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe’s Blvd.
Mooresville,	NC	28117
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(704)	758-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	LOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of shareholders (the “Annual Meeting”) of Lowe’s Companies, Inc. (the “Company”) held on May 29, 2020, shareholders approved an amendment to the Bylaws of the Company that lowered the threshold ownership requirement to call a special meeting of shareholders from 25% to 15% of shares outstanding.

The foregoing summary in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated on May 29, 2020, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
For more information on the proposals submitted to shareholders at the Annual Meeting held on May 29, 2020, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2020. Set forth below are the final voting results for each of the proposals submitted to the Company’s shareholders at the Annual Meeting.

Proposal 1: Election of Directors

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Raul Alvarez	551,784,072	7,901,876	102,795,789
David H. Batchelder	555,709,852	3,976,096	102,795,789
Angela F. Braly	549,725,635	9,960,313	102,795,789
Sandra B. Cochran	554,789,346	4,896,602	102,795,789
Laurie Z. Douglas	555,927,461	3,758,487	102,795,789
Richard W. Dreiling	519,792,567	39,893,381	102,795,789
Marvin R. Ellison	557,786,592	1,899,356	102,795,789
Brian C. Rogers	556,902,701	2,783,247	102,795,789
Bertram L. Scott	554,285,154	5,400,794	102,795,789
Lisa W. Wardell	557,782,271	1,903,677	102,795,789
Eric C. Wiseman	551,642,598	8,043,350	102,795,789
Proposal 2: Advisory approval of Lowe’s named executive officer compensation in fiscal 2019

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
523,333,611	34,950,799	1,401,538	102,795,789
Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as Lowe’s independent registered public accounting firm for fiscal 2020

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
635,611,603	26,190,198	679,936	N/A
Proposal 4: Approve amendment to Company’s Bylaws reducing the ownership threshold to call special shareholder meetings to 15% of outstanding shares

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
551,753,352	6,959,616	972,980	102,795,789
Proposal 5: Approve the Lowe’s Companies, Inc. 2020 Employee Stock Purchase Plan

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
556,240,969	2,740,453	704,526	102,795,789

Proposal 6: Shareholder proposal to reduce the ownership threshold to call special shareholder meetings to 10% of outstanding shares

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
186,393,059	371,573,196	1,719,693	102,795,789

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Bylaws of Lowe’s Companies, Inc., as amended and restated on May 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: June 2, 2020	By:	/s/ Ross W. McCanless
	Name:	Ross W. McCanless
	Title:	Executive Vice President, General Counsel and Corporate Secretary